NetSol TECHNOLOGIES

Fiscal Fourth Quarter & Full Year 2008 Earnings Conference Call

September 18, 2008

NetSol TECHNOLOGIES

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

Najeeb U. Ghauri

Chairman & Chief Executive Officer

NetSol TECHNOLOGIES

Consolidated Financial Highlights

Fiscal Year 2008

- Revenues increased 25% to a record $36.6 million
- Gross margin increased to 57% versus 53% in the prior year period
- Operating income increased 172% to a record $7.2 million
- GAAP net income increased to a record $7.2 million, or $0.28 per diluted share
- EBITDA increased to a record $11.3 million, or $0.44 per diluted share

NetSol TECHNOLOGIES

Fiscal 2008 Strategic Highlights

BestShoring delivers BestSolution™

- Deployment of BestShoring client centric global delivery platform and launch of Global Business Services offering
- Mutli-million dollar client wins
- Increasing average customer deal size and higher value global customers relationships
- Expanded addressable markets and business verticals
- Strong NetSol Innovation Group joint venture performance

NetSol TECHNOLOGIES

Fiscal 2009 Growth Drivers

- Leading market position for end-to-end leasing solutions in Asia
- Investing in North American and European sales and marketing
- Developing new markets in Central and South America
- Increasing penetration of dynamic and high growth Middle East
- Expanding and exploring joint ventures opportunities
- Targeting select acquisition opportunities to complement organic growth initiatives

Tina Gilger

Chief Financial Officer

NetSol TECHNOLOGIES

Strong Annual Revenue Growth



US$ Millions
CAGR 58%
3.8
5.7
12.4
18.7
29.2
36.6
+25% YOY
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008

NetSol TECHNOLOGIES

Revenue

For the 12 Months Ended June 30

	Fiscal 2008	Fiscal 2007	% Change
IT Consulting & Service Fees	17,650,815	14,052,481	25.6%
License Fees	12,685,039	9,788,266	29.6%
Maintenance Fees	6,306,321	5,441,339	15.9%
Total Revenues	36,642,175	29,282,086	25.1%

Revenue By Business


Full Year 2008
IT Consulting & Service Fees 48%
License Fees 35%
Maintenance Fees 17%

NetSol TECHNOLOGIES

Quarterly Revenue


10.5
12
10
8
6
4
2
0
US$ Millions
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

NetSol
TECHNOLOGIES

Gross Margin



70%
60%
50%
40%
30%
20%
10%
0%
55%
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

NetSol TECHNOLOGIES

Operating Expenses

For the 12 Months Ended June 30

	Fiscal 2008	Fiscal 2007	% Change
Selling & marketing	3,722,470	3,161,924	↑ 18%
Depreciation & amortization	1,939,502	1,846,790	↑ 5%
Bad debt expense	58,293	189,873	↓ 69%
Salaries & wages	3,703,836	3,696,501	0%
Professional services *(including non-cash compensation)*	837,598	1,067,702	↓ 22%
General & administrative	3,447,113	2,977,917	↑ 16%
Total operating expenses	13,708,812	12,940,707	↑ 6%

GAAP Earnings/Loss Per Diluted Share


$0.08
$0.10
$0.05
$0.00
($0.05)
($0.10)
($0.15)
($0.20)
($0.25)
($0.30)
Impact of non-cash charges related to the acquisition of McCue Systems in North America
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

NetSol TECHNOLOGIES

EBITDA Per Diluted Share



$0.12
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
($0.02)
($0.04)
*
*
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

* Excluding the impact of non-cash charges related to the acquisition of McCue Systems in North America. $734,658 in fiscal 1Q 2007 and $4,277,367 in fiscal 2Q 2007.

NetSol TECHNOLOGIES

Fiscal 2009 Financial Outlook
(Period ending June 30, 2009)

Management Financial Objectives:

- Annual revenue growth of 30% to 35%
- Quarterly gross margin within the target range of high 50% to 60%
- Annual diluted earnings per share within the range of $0.40 to $0.45
- Focus on sustaining and expanding U.S. GAAP profitability
- EBITDA within the target range of 27% to 30% of revenue

All financial guidance as of September 18, 2008

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Tina Gilger - CFO

Naeem Ghauri - President, Europe & Global Products


SEPTEMBER 13,
NASDAQ

Thank You

To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com

(NASDAQ CM: NTWK)

(DIFX: NTWK)

CMMI® Maturity LEVEL 5